Exhibit 99.1

CommerceHub Announces Fourth Quarter and Full Year 2016 Financial Results
Revenue for the year grows 15% as gross margin and adjusted EBITDA margin expand in seasonally strong fourth quarter

ALBANY, NY, February 15, 2017 - CommerceHub, Inc. (NASDAQ: CHUBA, CHUBK) (“CommerceHub,” “we,” “us,” “our” or the “Company”), a leading distributed commerce network for retailers and brands, today announced financial results for the quarter and full year ended December 31, 2016.

“We are pleased with our fourth quarter performance, which was highlighted by the 17% year-over-year growth of our core drop-ship business. The fourth quarter and the holiday season is critically important to the retail industry, and our strong growth demonstrates CommerceHub’s important role to play in the success of our customers,” said Frank Poore, CommerceHub’s Founder, President and CEO. “2016 saw a continuation of the secular shift of retail spending into the ecommerce channel, and we further established ourselves as a long-term strategic partner to the leading retailers that leverage our platform to benefit from the growing importance of ecommerce.”

“We generated $6.0 million in net income and $16.8 million in adjusted EBITDA in the quarter,” said Mark Greenquist, CommerceHub’s CFO. “Usage revenue for the core-drop ship business, which excludes customers acquired through the Mercent acquisition, grew 17% in the quarter. This usage-based model generates very strong incremental margins as volume increases across our platform, which is demonstrated by the 28 percentage point sequential quarterly increase in adjusted EBITDA margins to 51%.”

Fourth Quarter 2016 Financial Highlights

•
Revenue was $32.9 million, a 12% year-over-year increase from $29.3 million in 2015. Revenue grew 17% for the core drop-ship business, which excludes customers acquired through the Mercent acquisition.

•	Gross margin was 82%, compared to 78% in 2015. Adjusted gross margin was 83%, compared to 82% in 2015.

•	Net income was $6.0 million, or $0.13 per diluted share, compared to a net loss of $1.4 million, or a net loss of $0.03 per diluted share, in 2015.

•	Adjusted net income was $8.7 million, or $0.20 per diluted share, in 2016, compared to $10.0 million, or $0.23 per diluted share, in 2015.

•	Adjusted EBITDA was $16.8 million, compared to $18.1 million in 2015.

•	Operating cash flow was $4.3 million, compared to $5.2 million in 2015.

•	Free cash flow was $3.3 million, compared to $2.6 million in 2015.

•	Cash at quarter end was $6.5 million and total borrowings outstanding under our credit facility were $26.0 million.

Full Year Financial Highlights

•	Revenue was $100.6 million in 2016, a 15% year-over-year increase from $87.6 million in 2015. Revenue for the core drop-ship business grew 18%.

•	Gross margin was 77% in 2016, compared to 74% in 2015. Adjusted gross margin was 78% in 2016, compared to 78% in 2015.

•	Net income was $9.1 million, or $0.21 per diluted share, in 2016, compared to a net loss of $4.5 million, or a net loss of $0.10 per diluted share, in 2015.

•	Adjusted net income was $17.6 million, or $0.40 per diluted share in 2016, compared to $22.5 million, or $0.53 per diluted share, in 2015.

•	Adjusted EBITDA was $37.8 million in 2016, compared to $43.0 million in 2015.

An explanation of these non-GAAP financial measures is included below under the heading "Statement Regarding Non-GAAP Financial Measures." A reconciliation of these non-GAAP financial measures to the closest comparable GAAP financial measures has also been provided in the financial tables included at the end of this press release.

Other Recent Highlights

•	Total customer count at December 31, 2016 was 10,094, up from 9,562 at December 31, 2015.

•	Use of our platform continues to grow as we enabled an estimated $13.4 billion in Gross Merchandise Volume for our customers in 2016, up over 15% from an estimated $11.6 billion in 2015.

Conference Call Details
The Company will offer a live conference call, and a live, listen-only Webcast of the call via the CommerceHub Investor Relations Website at 4:30 p.m., E.T., today, Wednesday, February 15, 2017. See http://ir.commercehub.com/events.cfm, where supporting materials, including a presentation and supplemental financial and operational data, have been posted.

Live Call:	U.S./Canada Toll-Free Participants Dial-in Number: (800) 219-6912 International Toll Participants Dial-in Number: (574) 990-1026 Conference ID/Passcode: 64327494
Webcast (live and replay):	http://ir.commercehub.com/events.cfm

About CommerceHub:
CommerceHub is a distributed commerce network connecting supply, demand and delivery that helps retailers and brands increase sales by expanding product assortments, promoting products on the channels that perform, and enabling rapid, on-time customer delivery. With its robust platform and proven scalability, CommerceHub helped over 10,000 customers achieve an estimated $13.4 billion in Gross Merchandise Value in 2016.

Important Information Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about future business strategies, market conditions and potential, future financial prospects, future growth of ecommerce, customer growth, sales channel expansion, financial performance and other matters that are not historical facts. These statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, market acceptance and performance of our products and services, competitive issues, general market conditions, regulatory matters affecting our business and changes in law. These forward-looking statements speak only as of the date of this presentation, and we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any such statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. There can be no assurance that any expectation or belief expressed in a forward-looking statement will occur, and you should not place undue reliance on any forward-looking statements. Please refer to our public filings with the Securities and Exchange Commission, including our Registration Statement on Form S-1 (File No. 333-210508), Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, for additional information about us and the risks and uncertainties we face that may affect the forward-looking statements made in this press release.

Statement Regarding Non-GAAP Financial Measures
In addition to reporting financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), we provide non-GAAP financial measures that management considers in reviewing our financial performance because we feel they are relevant measures of the overall efficiency of our business model. These non-GAAP financial measures are not a substitute for, or superior to, and should be considered only in addition to, financial measures calculated in accordance with GAAP. They are subject to inherent limitations and exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. Certain of these adjustments are based on estimates and assumptions of management and do not purport to reflect actual historical results. In addition, you should be aware that our computation of these non-GAAP financial measures may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate these measures in the same fashion. We define “adjusted gross profit” as gross profit plus share-based compensation and acquisition-related intangible amortization. We define “adjusted gross margin” as adjusted gross profit divided by revenue. We define “adjusted operating expenses” as total operating expenses less share-based compensation and acquisition-related intangible amortization. We define “adjusted EBITDA” as net income or loss plus interest expense, income tax expense, depreciation of property and equipment and amortization of capitalized software costs and intangible assets and share-based compensation, less interest income and income tax benefit. We define “adjusted net income” as net income or loss plus share-based compensation, acquisition-related intangible amortization and the tax effect of these adjustments. We define “adjusted earnings per diluted share” as earnings per diluted share plus the diluted per share effects of share-based compensation, acquisition-related intangible amortization and the tax effect of these adjustments. We define “free cash flow” as net cash provided by, or used in, operating activities less purchases of property and equipment and additions to capitalized software. A reconciliation of these non-GAAP financial measures to the closest comparable GAAP financial measures has been provided in the financial tables included at the end of this press release.

CommerceHub Investor Relations Contact
Erik Morton
1-206-971-7712
investor@commercehub.com

CommerceHub, Inc.
Consolidated Statement of Operations
(in thousands except per share data)
(unaudited)

	3 months ended:		12 months ended:
	12/31/16	12/31/15	12/31/16	12/31/15
Revenue	$32,881	$29,271	$100,552	$87,614
Cost of revenue	5,895	6,523	23,057	22,700
Gross profit	26,986	22,748	77,495	64,914
Gross margin	82%	78%	77%	74%

Research and development	5,796	5,288	19,187	16,304
Sales and marketing	2,310	3,453	11,334	11,287
General and administrative	7,075	15,770	30,282	44,271
Operating expenses	15,181	24,511	60,803	71,862

Operating income (loss)	11,805	(1,763)	16,692	(6,948)

Interest (expense) income, net	(302)	168	(434)	600

Pre-tax income (loss)	11,503	(1,595)	16,258	(6,348)
Income tax expense (benefit)	5,551	(234)	7,162	(1,881)

Net income (loss)	$5,952	$(1,361)	$9,096	$(4,467)

Earnings per share:
Basic	$0.14	$(0.03)	$0.21	$(0.10)
Diluted	$0.13	$(0.03)	$0.21	$(0.10)

Share count (1):
Basic	42,876	42,703	42,831	42,703
Diluted	44,408	42,703	44,343	42,703
_____________________________
(1) Share count for pre-spin periods represent the shares issued at spin-off on July 22, 2016.

CommerceHub, Inc.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	12/31/16	12/31/15
Assets
Cash and cash equivalents	$6,471	$19,337
Accounts receivable, net of allowances	18,109	16,472
Prepaid income taxes	4,311	—
Prepaid expenses	1,549	1,048
Total current assets	30,440	36,857

Note receivable—Parent	—	36,107
Capitalized software, net	6,716	7,189
Deferred services costs	4,989	4,956
Property and equipment, net	7,629	6,706
Intangibles, net	—	1,750
Goodwill	21,410	21,410
Deferred income taxes	7,714	38,825
Other long-term assets	1,122	—
Total assets	$80,020	$153,800

Liabilities and Equity
Accounts payable and accrued expenses	$2,135	$3,982
Accrued payroll and related expenses	7,435	5,538
Due to Parent	—	9,112
Income taxes payable	7	—
Deferred revenue	5,149	4,490
Share-based compensation liability	—	94,427
Total current liabilities	14,726	117,549
Deferred revenue, long-term	7,581	7,532
Share-based compensation liability, long-term	—	1,786
Other long-term liabilities	1,135	—
Long-term debt	26,000	—
Total liabilities	49,442	126,867

Equity:
Total equity	30,578	26,933
Total liabilities and equity	$80,020	$153,800

CommerceHub, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)
	3 months ended:		12 months ended:
	12/31/16	12/31/15	12/31/16	12/31/15
Cash flows from operating activities
Net income (loss)	$5,952	$(1,361)	$9,096	$(4,467)
Adjustments to net income (loss):
Depreciation and amortization	2,488	2,079	9,803	7,794
Amortization of debt issuance costs	56	—	111	—
Share-based compensation expense	2,537	17,818	11,290	42,150
Deferred income taxes	4,311	(2,786)	21,326	(12,289)
Bad debt expense	(66)	241	629	481
Accrued interest income	—	(168)	(273)	(600)
Loss on disposal of long-term assets	19	—	179	—
Working capital changes:
Accounts receivable	(7,993)	(6,393)	(2,326)	(816)
Prepaid expenses and other assets	357	227	(599)	(40)
Prepaid income taxes	(3,361)	—	(4,311)	—
Deferred costs	168	(253)	(33)	(1,094)
Deferred revenue	442	(27)	708	2,031
Accounts payable and accrued expenses	(313)	(4)	166	(2,683)
Accrued payroll and related expenses	1,485	15	1,901	2,097
Income taxes payable	(1,753)	—	7	—
Share-based compensation liability payments	—	(3,888)	(86,684)	(7,507)
Parent receivables and payables, net	—	(263)	(9,112)	(523)
Net cash provided by (used in) operating activities	4,329	5,237	(48,122)	24,534

Cash flows from investing activities
Purchases of property and equipment	(482)	(603)	(4,995)	(4,158)
Additions to capitalized software	(582)	(2,049)	(4,545)	(6,484)
Acquisition of business, net of cash acquired	—	—	—	(20,225)
Collections on note receivable - Parent	—	—	36,380	—
Net cash (used in) provided by investing activities	(1,064)	(2,652)	26,840	(30,867)

Cash flows from financing activities
Borrowings on revolver	—	—	50,000	—
Payments on revolver	(15,000)	—	(24,000)	—
Cash paid for debt issuance costs	—	—	(1,100)	—
Purchase of treasury stock	—	—	(3,600)	(164)
Cash received from exercise of stock options	598	7	846	33
Borrowings on note payable - Parent	—	—	28,664	—
Payments on note payable - Parent	—	—	(28,664)	—
Contribution from Liberty	—	—	6,000	—
Cash dividends paid	—	(584)	(19,730)	(584)
Net cash (used in) provided by financing activities	(14,402)	(577)	8,416	(715)
Currency effect on cash	—	—	—	—
Net (decrease) increase in cash and cash equivalents	(11,137)	2,008	(12,866)	(7,048)

Beginning cash and cash equivalents	17,608	17,329	19,337	26,385
Ending cash and cash equivalents	$6,471	$19,337	$6,471	$19,337

CommerceHub, Inc.
Supplemental Information
(in thousands)
(unaudited)

	3 months ended:			12 months ended:
	12/31/16	12/31/15	% Inc (Dec)	12/31/16	12/31/15	% Inc (Dec)
Revenue by type: (1)
Usage	$24,661	$22,076	12%	$69,098	$59,585	16%
Subscription	6,737	5,929	14%	25,503	23,636	8%
Set-up and professional services	1,483	1,266	17%	5,951	4,393	35%
Total revenue	$32,881	$29,271	12%	$100,552	$87,614	15%

(1) Year-to-date 2015 amounts incorporate an updated presentation of third quarter revenue between usage, subscription, and set-up and professional services, refer to supplementary earnings materials for updated 2015 quarterly revenue by type.

	3 months ended:			12 months ended:
	12/31/16	12/31/15		12/31/16	12/31/15
Share-based compensation expense:
Cost of revenue	$105	$978		$(102)	$2,361
Research and development	564	2,882		2,261	7,229
Sales and marketing	130	1,687		834	4,098
General and administrative	1,738	12,271		8,297	28,462
Total	$2,537	$17,818		$11,290	$42,150

CommerceHub, Inc.
GAAP to Non-GAAP Reconciliations
(in thousands)
(unaudited)

Reconciliation of GAAP gross profit to adjusted gross profit:

	3 months ended:		12 months ended:
	12/31/16	12/31/15	12/31/16	12/31/15
Gross profit	$26,986	$22,748	$77,495	$64,914
Share-based compensation	105	978	(102)	2,361
Acquisition-related intangible amortization	188	188	750	750
Adjusted gross profit	$27,279	$23,914	$78,143	$68,025

Adjusted gross margin	83%	82%	78%	78%

Reconciliation of GAAP operating expenses to adjusted operating expenses:

	3 months ended:		12 months ended:
	12/31/16	12/31/15	12/31/16	12/31/15
Operating expenses	$15,181	$24,511	$60,803	$71,862
Share-based compensation	(2,432)	(16,840)	(11,392)	(39,789)
Acquisition-related intangible amortization	(250)	(250)	(1,000)	(1,000)
Adjusted operating expenses	$12,499	$7,421	$48,411	$31,073

Reconciliation of GAAP net income (loss) to adjusted EBITDA:

	3 months ended:		12 months ended:
	12/31/16	12/31/15	12/31/16	12/31/15
Net income (loss)	$5,952	$(1,361)	$9,096	$(4,467)
Interest expense (income), net	302	(168)	434	(600)
Income tax expense (benefit)	5,551	(234)	7,162	(1,881)
Depreciation and amortization	2,488	2,079	9,803	7,794
Share-based compensation	2,537	17,818	11,290	42,150
Adjusted EBITDA	$16,830	$18,134	$37,785	$42,996

CommerceHub, Inc.
GAAP to Non-GAAP Reconciliations, continued
(in thousands except per share data)
(unaudited)

Reconciliation of GAAP net income (loss) to adjusted net income:

	3 months ended:		12 months ended:
	12/31/16	12/31/15	12/31/16	12/31/15
Net income (loss)	$5,952	$(1,361)	$9,096	$(4,467)
Share-based compensation	2,537	17,818	11,290	42,150
Acquisition-related intangible amortization	438	438	1,750	1,750
Tax effect of adjustments (1)	(240)	(6,899)	(4,557)	(16,902)
Adjusted net income	$8,687	$9,996	$17,579	$22,531

(1) Adjusted net income assumes a long-term projected tax rate of 40%

Reconciliation of GAAP earnings per diluted share to adjusted earnings per diluted share:

	3 months ended:		12 months ended:
	12/31/16	12/31/15	12/31/16	12/31/15
GAAP earnings per diluted share	$0.13	$(0.03)	$0.21	$(0.10)
Share-based compensation	0.06	0.42	0.25	0.99
Acquisition-related intangible amortization	0.01	0.01	0.04	0.04
Tax effect of adjustments (1)	(0.01)	(0.16)	(0.10)	(0.40)
Adjusted earnings per diluted share	$0.20	$0.23	$0.40	$0.53

Diluted share count	44,408	42,703	44,343	42,703

(1) Adjusted earnings per diluted share assumes a long-term projected tax rate of 40%

Reconciliation of GAAP net cash provided by (used in) operating activities to free cash flow:

	3 months ended:		12 months ended:
	12/31/16	12/31/15	12/31/16	12/31/15
Net cash provided by (used in) operating activities	$4,329	$5,237	$(48,122)	$24,534
Purchases of property and equipment	(482)	(603)	(4,995)	(4,158)
Additions to capitalized software	(582)	(2,049)	(4,545)	(6,484)
Free cash flow (1)	$3,265	$2,585	$(57,662)	$13,892

(1) Includes share-based compensation liability payments of:	$—	$(3,888)	$(86,684)	$(7,507)